UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2016

Date of Report (Date of earliest event reported)

INTERLINK PLUS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-205985	47-3975872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4952 South Rainbow Boulevard, Suite 326 Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

(702) 824-7047

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i)

Seale and Beers, CPAs, LLC ("Seale Beers"), the independent registered public accounting firm for Interlink Plus, Inc. (the "Company"), announced effective September 13, 2016, that Seale Beers was acquired by a new auditing firm, AMC Auditing, LLC (“AMC Auditing”), and that all of the employees and partners of Seale Beers were joining AMC Auditing.

(ii)

As a result, effective October 13, 2016, Seale Beers resigned as the Company's independent registered public accounting firm. The Company's Board of Directors engaged AMC Auditing to serve as the Company's independent registered public accounting firm effective October 13, 2016.

(iii)

The reports of Seale Beers on the financial statements of the Company as of and for the fiscal years ended June 30, 2016 and June 30, 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv)

During the Company's fiscal years ended June 30, 2016 and 2015 and the subsequent interim period from July 1, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Seale Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale Beers, would have caused Seale Beers to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(v)

During the Company's fiscal years ended June 30, 2016 and 2015, and the subsequent interim period from July 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi)

During the Company's fiscal years June 30, 2016 and 2015, and the subsequent interim period from July 1, 2016 to the date of this report, the Company did not consult with AMC Auditing regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vii)

The Company has provided Seale Beers with a copy of the disclosures in this report and has requested that Seale Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Seale Beers agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Seale and Beers, CPAs, LLC, dated October 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINK PLUS, INC.

DATE: October 18, 2016	By:	/s/ Duan Fu
	Name:	Duan Fu
	Title:	Chief Executive Officer

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